                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 28, 2000


                                HAWK CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                              001-13797                34-1608156
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                          Identification No.)


200 Public Square, Suite 30-5000, Cleveland, Ohio                 44114
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(Address of principal executive offices)                        (Zip Code)


                                  216-861-3553
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              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

         On January 28, 2000 the Board of Directors of Hawk Corporation, a Delaware corporation (the "Company") approved amendments to the Amended and Restated By-laws of the Company (the "By-laws"). The amendments (1) modify the existing advance notice to be given by stockholders of proposed business at a meeting of the stockholders from not less than sixty days nor more than ninety days prior to the meeting to 120 days before the date of the Company's proxy statement released to stockholders in connection with the previous years's annual meeting in accordance with Rule 14a-8, as amended from time to time, under the Securities Exchange Act of 1934, as amended, and (2) delete all references to the Vice-Chairman of the Board and add references to a Co-Chairman of the Board to reflect a change in the titles of officers of the Company.

         This discussion of the amendments to the By-laws above is qualified in its entirety by reference to the full text of the Amended and Restated By-laws of the Company, which are filed herewith as Exhibit 3.2

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

Exhibit No.                         Description
-----------                         ------------
3.2                                 Amended and Restated By-laws of Hawk
                                    Corporation, effective January 28, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAWK CORPORATION


Dated: February 29, 2000                  By:  /s/ Thomas A. Gilbride
                                             -----------------------------------
                                              Thomas A. Gilbride, Vice President
                                              - Finance

                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                ------------
3.2                        Amended and Restated By-laws of Hawk Corporation,
                           effective January 28, 2000.













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